Components of the Provision for Income Taxes from Operations (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Current:
U.S. federal	$ (12,771)	$ 10,340	$ 23,412
U.S. state	(295)	4,660	2,788
Foreign	76,702	66,306	69,954
Total	63,636	81,306	96,154
Deferred:
U.S. federal	32,250	(28,941)	(128,832)
U.S. state	(9,861)	(1,377)	11,730
Foreign	(4,905)	1,162	29,868
Total	17,484	(29,156)	(87,234)
Provision for income taxes	$ 81,120	$ 52,150	$ 8,920